SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 1, 1996


                             Chartwell Leisure Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                   0-24794                      22-3326054
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(State or Other          (Commission              (I.R.S. Employer
Jurisdiction of          File Number)               Identification
incorporation)                                                No.)





                   605 Third Avenue, New York, New York    10158
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              (Address of Principal Executive Offices)   (Zip Code)


                                 (212) 692-1400
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              (Registrant's Telephone Number, Including Area Code)


                             National Lodging Corp.
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         (Former Name or Former Address, If Changed Since Last Report.)




C/M: 11752.0000 413823.2

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ITEM 2.           Acquisition or Disposition of Assets.

          On October 1, 1996, Chartwell Leisure Inc., a Delaware corporation formerly known as National Lodging Corp. (the "Registrant"), through its indirect wholly-owned subsidiary Chartwell Canada Corp., a Delaware corporation ("Chartwell Canada"), completed the acquisition (the "Canadian Acquisition") of 20 hotels and a one-half interest in an additional hotel (collectively, the "Hotels"), located throughout Canada, from Capital Properties Limited Partnership ("CPLP"), pursuant to a Contract of Sale, dated as of July 17, 1996, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Hotels operate under the Travelodge brand name. The Registrant accomplished the Canadian Acquisition by paying approximately C$94 million in order to purchase substantially all of CPLP's existing bank debt and to pay certain specified closing costs (including real estate taxes and transfer taxes) and by assuming the liability for identified trade payables and property specific bank debt, aggregating approximately another C$10 million. In addition, pursuant to a Future Payments Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, the Registrant is obligated to make certain contingent payments to CPLP following a preferred return to the Registrant.

                  Of the C$94 million payment, substantially all was financed by bank borrowings under the Registrant's revolving credit loan with The Bank of Nova Scotia, The Chase Manhattan Bank and certain other banks. A copy of the Credit Agreement, dated as of August 28, 1996, among the Registrant, Chartwell Canada, The Bank of Nova Scotia, The Chase Manhattan Bank and the various banks named therein is attached hereto as Exhibit 10.2 and incorporated herein by reference. US$75 million of the loans under the Credit Agreement have been guaranteed by HFS Incorporated ("HFS"). The loan is secured by pledges of common stock of all of the Registrant's wholly-owned domestic subsidiaries and securities of certain other entities, promissory notes held by the Registrant and its subsidiaries, and interests in certain of the Registrant's joint ventures.

                  In connection with the Canadian Acquisition, Chartwell Canada Hospitality Corp., a wholly-owned subsidiary of the Registrant ("Hospitality"), entered into a master franchise agreement with an affiliate of HFS pursuant to which Hospitality is entitled to develop and operate, or to franchise others to develop and operate, lodging facilities in Canada under the Travelodge and Thriftlodge brand names.

                  The purchase price paid by the Registrant was arrived at through arm's length negotiations between CPLP, the Registrant and Chartwell Canada. Principal factors considered during the negotiations in determining the amount to be paid by the Registrant included the age, condition and location of each Hotel as well as its historical cash flow. The Registrant intends to continue to operate the Hotels purchased as Travelodge hotels.


C/M: 11752.0000 413823.2
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ITEM 7.           Financial Statements and Exhibits.

(a), (b)  Financial Statements.

                  As it is currently impracticable for the Registrant to provide the financial statements required by this Item 7, the Registrant will file by amendment to this Report the required financial information as soon as practicable, but not later than 60 days after the date on which this Report was required to have been filed.

(c)  Exhibits.

2.1 Contract of Sale, dated as of July 17, 1996, by and among Capital Properties Limited Partnership, Syndicated Capital Properties, Inc., Syncap Properties Inc., Tegrad Properties (Winnipeg) Inc., Tegrad Montreal I Inc., 1002370 Ontario, Inc. and Chartwell Canada Corp.

10.1     Form of Future Payments Agreement, by and between
         Chartwell Canada Corp. and Syndicated Capital Properties Inc., as agent for Capital Properties Limited Partnership.

10.2 Credit Agreement, dated as of August 28, 1996, among the Registrant, Chartwell Canada Corp., The Bank of Nova Scotia, The Chase Manhattan Bank and the various banks named therein.

10.3 Development Agreement, dated as of October 1, 1996, by and between NRG Management Services Inc. and the Registrant.

10.4 Form of Indemnification Agreement, by and among Chartwell Canada Corp., the Registrant, NL Hotels, Inc., Capital Properties Limited Partnership, Syndicated Capital Properties Inc., Royco Hotels & Resorts Ltd. and NRG Management Services Inc.


C/M: 11752.0000 413823.2
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10.5     Guaranty Letter, dated as of October 1, 1996, by Royco Hotels &
         Resorts Ltd., Peter P. Sikora, Terrence Royer, Randy Royer and Gregory Royer.

10.6 Non-Competition Agreement, dated as of October 1, 1996, by and among Royco Hotels & Resorts Ltd., Peter P. Sikora, Terrence Royer, Randy Royer, Gregory Royer, NL Hotels, Inc. and the Registrant.

10.7 Debt Restructuring Letter Agreement, dated as of August 15, 1996, by and among the Registrant, Bank of Montreal, Scotia Mortgage Corporation, Canadian Imperial Bank of Commerce and Province of Alberta Treasury Branches.

99.1.    Press release of the Registrant, dated October 4, 1996.

C/M: 11752.0000 413823.2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHARTWELL LEISURE INC.
                                                     (Registrant)


Date: October 15, 1996

                                                 By  /s/ Martin L. Edelman
                                                     --------------------------
                                                       Name: Martin L. Edelman
                                                       Title: President


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EXHIBIT INDEX

Exhibit

2.1 Contract of Sale, dated as of July 17, 1996, by and among Capital Properties Limited Partnership, Syndicated Capital Properties, Inc., Syncap Properties Inc., Tegrad Properties (Winnipeg) Inc., Tegrad Montreal I Inc., 1002370 Ontario, Inc. and Chartwell Canada Corp.

10.1     Form of Future Payments Agreement, by and between
         Chartwell Canada Corp. and Syndicated Capital Properties Inc., as agent for Capital Properties Limited Partnership.

10.2 Credit Agreement, dated as of August 28, 1996, among the Registrant, Chartwell Canada Corp., The Bank of Nova Scotia, The Chase Manhattan Bank and the various banks named therein.

10.3 Development Agreement, dated as of October 1, 1996, by and between NRG Management Services Inc. and the Registrant.

10.4 Form of Indemnification Agreement, by and among Chartwell Canada Corp., the Registrant, NL Hotels, Inc., Capital Properties Limited Partnership, Syndicated Capital Properties Inc., Royco Hotels & Resorts Ltd. and NRG Management Services Inc.

10.5 Guaranty Letter, dated as of October 1, 1996, by Royco Hotels & Resorts Ltd., Peter P. Sikora, Terrence Royer, Randy Royer and Gregory Royer.

10.6 Non-Competition Agreement, dated as of October 1, 1996, by and among Royco Hotels & Resorts Ltd., Peter P. Sikora, Terrence Royer, Randy Royer, Gregory Royer, NL Hotels, Inc. and the Registrant.


C/M: 11752.0000 413823.2
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10.7    Debt Restructuring Letter Agreement, dated as of August 15, 1996, by and among the Registrant, Bank of Montreal, Scotia Mortgage Corporation, Canadian Imperial Bank of Commerce and Province of Alberta Treasury Branches.

99.1.    Press release of the Registrant, dated October 4, 1996.

C/M: 11752.0000 413823.2
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